                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                HOTJOBS.COM, LTD.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                 13-3931821
--------------------------------------------------------------------------------
(State of Incorporation or Organization)  (I.R.S. Employer Identification No.)



24 West 40th Street, 14th Floor, New York, New York               10018
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /_/

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

         Securities Act registration statement file number to which this form relates: 333-80367.


         Securities to be registered pursuant to Section 12(b) of the Act:

             Title of Each Class         Name of Each Exchange on Which
              to be Registered           Each Class is to be Registered
              ------------------         ------------------------------
                   None                              None


         Securities to be registered pursuant to Section 12(g) of the Act:


                     Title of Each Class
                      to be Registered
                     -------------------
           Common Stock, par value $.01 per share


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock, par value $.01 per share, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-80367), as filed with the Securities and Exchange Commission on June 10, 1999, as amended from time to time, is hereby incorporated by reference.

ITEM 2.  EXHIBITS.


   NUMBER                          DESCRIPTION
   ------                          -----------
    1.1       Form of Underwriting Agreement (incorporated by reference to
              Exhibit 1.1 to the Registrant's Registration Statement on Form S-1
              (File No. 333-80367)).

    3.1 Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to the Registrant's Registration
              Statement on Form S-1 (File No. 333-80367)).

    3.2 Form of Amended and Restated Certificate of Incorporation to be in effect upon the closing of this offering (incorporated by reference to Exhibit 3.2 to the Registrant's Registration
              Statement on Form S-1 (File No. 333-80367)).

    3.3 Bylaws (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (File No.
              333-80367)).

    3.4 Form of Amended and Restated Bylaws to be in effect upon the closing of this offering (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (File No.
              333-80367)).

    4.1       Specimen Common Stock certificate (incorporated by reference to
              Exhibit 4.1 to the Registrant's Registration Statement on Form
              S-1(Form 333-80367)).

    10.2      Amended and Restated Stockholders' Agreement, dated as of May 11,
              1999 (incorporated by reference to Exhibit 10.2 to the Registrant's Registration Statement on Form S-1 (File No.
              333-80367)).

    10.6      HotJobs.com Stock Award Plan (incorporated by reference to Exhibit
              10.6 to the Registrant's Registration Statement on Form S-1 (File
              No. 333-80367)).

    10.7 1999 Stock Option/Stock Issuance Plan (incorporated by reference to Exhibit 10.7 to the Registrant's Registration Statement on Form
              S-1 (File No. 333-80367)).

    10.8      Employee Stock Purchase Plan (incorporated by reference to Exhibit
              10.8 to the Registrant's Registration Statement on Form S-1 (File
              No. 333-80367)).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  HOTJOBS.COM, LTD.
                                  (Registrant)


Date: July 26, 1999               By:/s/ Richard S. Johnson
                                     ---------------------------
                                     Richard S. Johnson
                                     President, Chief Executive
                                     Officer and Chairman of the
                                     Board of Directors


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